Report of Independent Auditors on Schedules

The Board of Directors and Stockholder
Principal Life Insurance Company

We have audited the consolidated financial statements of Principal Life Insurance Company (the Company) as of December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000, and have issued our report thereon dated February 2, 2001, except for Note 17 to the consolidated financial statements as to which the date is October 26, 2001 (included elsewhere in this Registration Statement). Our audits also included the financial statement schedules listed as Exhibits in Part II of this Registration Statement. These schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits.

In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                                      /s/Ernst & Young LLP

Des Moines, Iowa
February 2, 2001

                                            Principal Life Insurance Company
                                          Schedule I -- Summary of Investments
                                       Other than Investments in Related Parties
                                                As of December 31, 2000

                                                                                           Amount at Which
                                                                                             Shown in the
                                                                                             Statement of
Type of investment                                         Cost            Value          Financial Position
---------------------------------------------------------------------   -------------   -----------------------
                                                                           (In Millions)
Fixed maturities, available-for-sale:
   U.S. Treasury securities and obligations of U.S.
      Government corporations and agencies                   $  23.2         $  23.1               $      23.1
   States, municipalities and political subdivisions
                                                               287.4           295.7                     295.7
   Foreign governments
                                                               692.8           712.5                     712.5
   Public utilities                                          2,381.8         2,434.8
                                                                                                       2,434.8
   Convertibles and bonds with warrants attached
                                                                40.0            33.7                      33.7
   Redeemable preferred
                                                                21.4            21.2                      21.2
   All other corporate bonds                                16,159.6        16,203.2
                                                                                                      16,203.2
Mortgage-backed and other asset-backed securities            6,244.2         6,417.9
                                                                                                       6,417.9
                                                       --------------   -------------   -----------------------
       Total fixed maturities, available for sale           25,850.4        26,142.1
                                                                                                      26,142.1

Equity securities, available-for-sale
   Common stocks:
   Banks, trust and insurance companies
                                                                58.2            57.8                      57.8
   Industrial, miscellaneous and all other
                                                               628.9           570.1                     570.1
Non-redeemable preferred stock
                                                                86.8            82.4                      82.4
                                                       --------------   -------------   -----------------------
       Total equity securities, available-for-sale
                                                               773.9           710.3                     710.3

Mortgage loans                                              11,436.2            XXXX
                                                                                                      11,325.8

Real estate, net:
   Real estate acquired in satisfaction of debt                                 XXXX
                                                               133.1                                     109.6
   Other real estate                                         1,299.5            XXXX
                                                                                                       1,282.1

Policy loans                                                                    XXXX
                                                               803.6                                     803.6
Other investments                                                               XXXX
                                                               511.6                                     532.8

                                                       --------------   -------------   -----------------------
       Total investments                                  $ 40,808.3            XXXX             $    40,906.3
                                                       ==============   =============   =======================

See accompanying report of independent auditors.

                        Principal Life Insurance Company
               Schedule III -- Supplementary Insurance Information
   As of December 31, 2000, 1999 and 1998 and for each of the years then ended


                                                    Deferred                  Future               Contractholder
                                                     Policy                   Policy                  and Other
                                                   Acquisition               Benefits               Policyholder
Segment                                               Costs                 and Claims                  Funds
---------------------------------------------------------------------- ---------------------  --------------------------
                                                                           (In Millions)
December 31, 2000:
U.S. Asset Management and Accumulation               $ 368.9                 $ 6,065.4                  $ 23,046.2
Life & Health Insurance                                926.6                   6,304.5                     1,799.0
Mortgage Banking                                           -                         -                           -
Corporate and Other                                     37.8                     209.7                        52.4
                                              ---------------     ---------------------  --------------------------
     Total                                         $ 1,333.3                $ 12,579.6                  $ 24,897.6
                                              ===============     =====================  ==========================

December 31, 1999:
U.S. Asset Management and Accumulation               $ 426.2                 $ 5,675.2                  $ 23,515.6
Life & Health Insurance                                983.1                   6,097.1                     1,623.2
Mortgage Banking                                           -                         -                           -
Corporate and Other                                     21.6                     839.9                        57.9
                                              ---------------     ---------------------  --------------------------
     Total                                         $ 1,430.9                $ 12,612.2                  $ 25,196.7
                                              ===============    =====================  ==========================

December 31, 1998:
U.S. Asset Management and Accumulation               $ 248.7                 $ 5,472.4                  $ 22,295.0
Life & Health Insurance                                846.3                   5,749.7                     1,616.0
Mortgage Banking                                           -                         -                           -
Corporate and Other                                      9.7                     751.8                         0.2
                                              ---------------     ---------------------  --------------------------
     Total                                         $ 1,104.7                $ 11,973.9                  $ 23,911.2
                                              ===============     =====================  ==========================

                        Principal Life Insurance Company
         Schedule III -- Supplementary Insurance Information (Continued)
   As of December 31, 2000, 1999 and 1998 and for each of the years then ended

                                                                                                  Amortization
                                                                                    Benefits,     of Deferred
                                                 Premiums            Net           Claims and        Policy             Other
                                                 and Other        Investment       Settlement     Acquisition         Operating
Segment                                       Considerations      Income (1)        Expenses         Costs          Expenses (1)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                (In Millions)
December 31, 2000:
U.S. Asset Management and Accumulation             $ 525.5      $ 2,302.8           $ 2,310.6      $ 123.6            $ 529.1
Life & Health Insurance                            3,250.5          642.1             2,659.4        113.0              798.6
Mortgage Banking                                         -          (16.1)                  -            -              282.7
Corporate and Other                                  153.3          186.7               177.1          2.0              211.9
                                           ---------------- --------------  ------------------  -----------  -----------------
     Total                                       $ 3,929.3      $ 3,115.5           $ 5,147.1      $ 238.6          $ 1,822.3
                                           ================ ==============  ==================  ===========  =================

December 31, 1999:
U.S. Asset Management and Accumulation             $ 566.7      $ 2,289.0           $ 2,335.4       $ 60.2            $ 500.0
Life & Health Insurance                            3,190.6          614.7             2,714.9        111.8              760.3
Mortgage Banking                                         -            3.3                   -            -              310.8
Corporate and Other                                  180.3          138.8               210.6          1.7              122.5
                                           ---------------- --------------  ------------------  -----------  -----------------
     Total                                       $ 3,937.6      $ 3,045.8           $ 5,260.9      $ 173.7          $ 1,693.6
                                           ================ ==============  ==================  ===========  =================

December 31, 1998:
U.S. Asset Management and Accumulation             $ 281.7      $ 2,200.6           $ 2,047.1       $ 65.7            $ 513.4
Life & Health Insurance                            3,126.6          619.8             2,605.3        153.2              747.9
Mortgage Banking                                         -           12.5                   -            -              250.2
Corporate and Other                                  410.1          100.9               436.6          0.1              339.7
                                           ---------------- --------------  ------------------  -----------  -----------------
     Total                                       $ 3,818.4      $ 2,933.8           $ 5,089.0      $ 219.0          $ 1,851.2
                                           ================ ==============  ==================  ===========  =================

--------------------------
(1) Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change by segment if different methods were applied.

See accompanying report of independent auditors.



                        Principal Life Insurance Company
                           Schedule IV -- Reinsurance
   As of December 31, 2000, 1999 and 1998 and for each of the years then ended

                                                                                                                        Percentage
                                                                 Ceded to            Assumed                            of Amount
                                             Gross                Other             from Other                          Assumed to
                                             Amount             Companies           Companies           Net Amount         Net
                                       -------------------  ------------------- ------------------- -------------------------------
                                                                           ($ In Millions)

December 31, 2000:
Life insurance inforce                    $ 165,912.8           $ 21,935.3           $ 1,173.9          $ 145,151.4          0.8%
                                   ===================  =================== =================== ====================

Premiums:
  Life insurance                            $ 1,750.4               $ 48.5              $ 24.6            $ 1,726.5          1.4%
  Accident and health insurance               2,324.4                121.6                   -              2,202.8           - %
                                   -------------------  ------------------- ------------------- --------------------
     Total                                  $ 4,074.8              $ 170.1              $ 24.6            $ 3,929.3          0.6%
                                   ===================  =================== =================== ====================


December 31, 1999:
Life insurance inforce                    $ 167,173.0           $ 17,529.2             $ 243.8          $ 149,887.6          0.2%
                                   ===================  =================== =================== ====================

Premiums:
  Life insurance                            $ 1,829.9               $ 38.5               $ 3.8            $ 1,795.2          0.2%
  Accident and health insurance               2,160.1                 18.0                 0.3              2,142.4           - %
                                   -------------------  ------------------- ------------------- --------------------
     Total                                  $ 3,990.0               $ 56.5               $ 4.1            $ 3,937.6          0.1%
                                   ===================  =================== =================== ====================


December 31, 1998:
Life insurance inforce                    $ 161,144.2            $ 9,663.4              $ 92.8          $ 151,573.6          0.1%
                                   ===================  =================== =================== ====================

Premiums:
  Life insurance                            $ 1,545.3               $ 37.3              $ 58.8            $ 1,566.8          3.8%
  Accident and health insurance               2,254.6                  6.4                 3.4              2,251.6          0.2%
                                   -------------------  ------------------- ------------------- --------------------
     Total                                  $ 3,799.9               $ 43.7              $ 62.2            $ 3,818.4          1.6%
                                   ===================  =================== =================== ====================

See accompanying report of independent auditors.